As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Address of principal executive offices) (Zip code)
Jerry V. Swank
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2008

Item 1.  Report to Stockholders.
The Cushing MLP Total Return Fund

Semi-Annual Report
May 31, 2008

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

The Cushing MLP Total Return Fund
Shareholder Letter

Dear Shareholders:

Performance of the master limited partnership (“MLP”) equities continued to struggle over the first half of our 2008 fiscal year, or from November 2007 to May 2008. The NAV of the Cushing MLP Total Return Fund (NYSE: SRV), or the “Fund”, declined $0.78, or 4.3%, from $18.18 per share to $17.40 per share over this period. However, the Fund’s dividends over this period totaled $0.627 per share.

•	The Fund paid a $0.309 per share dividend for the quarter ended February 2008, which reflected a 3% increase over our initial $0.30 dividend for the quarter ended November 2007.

•	The Fund paid a $0.318 per share dividend for the quarter ended May 2008, which reflected an additional 3% increase from the prior period.

Therefore, when including the effect of dividends, the total return for the period was a loss of 0.84%.

The Fund was able to provide these dividend increases as our underlying portfolio partnerships continued to perform well operationally and similarly increased their distributions.

As you know, the Fund primarily invests in MLPs involved in owning and operating energy infrastructure assets. Examples of these assets are pipelines and terminals as well as processing and treating facilities. Simply put, these are the infrastructure assets that crude oil, natural gas and their refined products must flow through in order to be used by their respective buyers. Refined products include gasoline, jet fuel and heating oil.

The MLPs in our portfolio continued to grow their businesses and increase their distributions through improved volumes on current assets, the development of new assets and, to a lesser degree, the acquisition of assets. We expect these businesses will continue to grow as the demand for new infrastructure appears robust.

The continued development of several natural gas fields across the country has and continues to require the construction and operation of vast new infrastructure systems to move natural gas from these often remote locations to population centers to be used for home heating or power generation purposes. Examples of these fields include the Barnett shale in Texas, the Woodford shale in Oklahoma, the Fayetteville shale in Arkansas, and the Pinedale, Piceance, and Uinta basins in the Rockies. Further, the Marcellus shale in the Appalachian Basin and the Haynesville shale in Louisiana are just now emerging as potentially significant resource basins that will likely require new infrastructure as well.

Despite the very strong operating performance of and outlook for the energy infrastructure sector, the price performance of the group’s equities continued to suffer. Over this period, the S&P 5001 declined 5.45%, which resulted in a decline of 4.47% when including the effect of dividends. Though our portfolio held up better than the broader markets, as measured by the S&P 500, we remain frustrated by the disconnect between the healthy operating performance of the businesses in the sector and the prices of their equities.

Exhibits 1a and 2a attempt to highlight this disconnect. Exhibit 1a reflects the slow down experienced by the broader economy as measured by the earnings per share performance of the constituents of the S&P 500 and the relatively consistent sell off of these stocks. Exhibit 1b reflects the strength of the MLP infrastructure businesses as measured by the average rate of quarter-over-quarter distribution increases provided by the group and the disconnected performance of the equities of these same businesses.

Exhibit 1a: S&P 500 Index Price Performance vs. Quarterly EPS Growth

Source: Standard & Poor’s Index Services.

1   The S&P 500 is a gauge of the U.S. equities market and includes 500 companies across many industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market but covers approximately 75% of U.S. equities.

Exhibit 1b: MLP Price Performance vs. Quarterly Distribution Growth

Note: The AMZ2 simple average index shown above represents the simple average of daily price movements of the constituents of the AMZ index2. The cumulative distribution increases represents the simple average of quarterly distribution growth of the constituents of the AMZ index2.

Source: Company filings, Alerian Capital Management, LLC.

We continue to believe that time will correct the recent disconnect between the fundamental performance of these businesses and the performance of the equities. Though the operating performance of these energy infrastructure businesses is stable, the equities continue to provide higher yields and, we believe, offer better distribution growth prospects than alternatives, such as utilities and REITs (see Exhibit 2 below).

Exhibit 2: Total Return Potential Comps

Source: Citigroup Investment Research, as of 05-09-2008.

2   The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX.

Despite the disruptions we have seen in the market prices of these securities, we believe our strategy remains correct. We believe the stocks of the MLPs that are able to grow their businesses and distribution the best will perform the best over time and we expend tremendous effort and time in our fundamental research to invest wisely.

Again, as always, thank you for your support and confidence.

Regards,

Jerry V. Swank
CEO

The Cushing MLP Total Return Fund
Allocation of Portfolio Assets
May 31, 2008 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1)	Common Stock

(2)	Master Limited Partnerships and Related Companies

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2008

COMMON STOCK — 1.9%(1)	Shares	Value

Crude/Refined Products Pipelines — 1.9%(1)
Canada — 1.9%(1)
Enbridge Income Fund (Cost $2,815,067)	262,000	$3,074,590

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 120.2%(1)
Coal — 7.9%(1)
Alliance Resource Partners, L.P.	136,300	6,237,088
Penn Virginia GP Holdings, L.P.	34,500	1,137,465
Penn Virginia Resource Partners, L.P.	207,800	5,650,082

		13,024,635

Crude/Refined Products Pipelines and Storage — 38.5%(1)
Enbridge Energy Partners, L.P.	254,286	12,790,586
Genesis Energy, L.P.	335,000	7,065,150
Holly Energy Partners, L.P.	79,150	3,589,452
Magellan Midstream Holdings, L.P.	207,000	5,071,500
Pioneer Southwest Energy Partners, L.P.	120,350	2,332,383
Plains All American Pipeline, L.P.	228,300	11,154,738
SemGroup Energy Partners, L.P.	462,648	12,602,532
TransMontaigne Partners, L.P.	290,700	8,721,000

		63,327,341

Natural Gas/Natural Gas Liquid Pipelines and Storage — 24.6%(1)
Crosstex Energy, L.P.	23,000	705,870
Crosstex Energy, L.P.(2)	250,000	7,212,500
DCP Midstream Partners, L.P.	269,300	8,369,844
Energy Transfer Equity, L.P.	325,400	10,565,738
Energy Transfer Partners, L.P.	100,000	4,835,000
Enterprise GP Holdings, L.P.	175,000	5,572,000
Quicksilver Gas Services, L.P.	123,916	3,203,229

		40,464,181

Natural Gas Gathering/Processing — 35.3%(1)
Atlas Pipeline Holdings, L.P.	290,800	8,633,852
Atlas Pipeline Partners, L.P.	309,500	12,726,640
Hiland Holdings GP, L.P.	223,231	6,016,075
Hiland Partners, L.P.	196,662	9,833,100
MarkWest Energy Partners, L.P.	395,000	14,243,700
Regency Energy Partners, L.P.	110,000	2,971,100
Targa Resources Partners, L.P.	142,700	3,785,831

		58,210,298

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2008 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED
COMPANIES — UNITED STATES — 120.2%(1) (Continued)	Shares	Value

Shipping — 8.0%(1)
Martin Midstream Partners, L.P.	145,834	$5,028,356
Navios Maritime Partners, L.P.	79,000	1,190,530
OSG America, L.P.	462,109	6,931,635

		13,150,521

Propane — 5.9%(1)
Inergy, L.P.	269,700	7,581,267
Inergy Holdings, L.P.	55,220	2,194,995

		9,776,262

Total Master Limited Partnerships and Related Companies (Cost $194,853,744)		197,953,238

	Contracts

Options — 0.7%(1)
Occidental Petroleum Corp.
Expiration: August 2008, Exercise Price: $80.00(3)	2,060	525,300
Suncor Energy
Expiration: September 2008, Exercise Price: $57.50(3)	2,920	664,300

Total Options (Cost $1,649,468)		1,189,600

SHORT-TERM INVESTMENTS — UNITED STATES
INVESTMENT COMPANIES — 8.8%(1)	Shares

AIM Short-Term Treasury Portfolio Fund — Institutional Class	2,889,357	2,889,357
Dreyfus Cash Management Fund — Institutional Class	2,889,357	2,889,357
Fidelity Government Portfolio Fund — Institutional Class	2,889,357	2,889,357
First American Treasury Obligations Fund — Class Y	2,889,357	2,889,357
First American Treasury Obligations Fund — Class Z	2,889,357	2,889,357

Total Short-Term Investments (Cost $14,446,785)		14,446,785

TOTAL INVESTMENTS — 131.6%(1) (COST $213,765,064)		216,664,213
Liabilities in Excess of Other Assets — (31.6%)(1)		(51,985,617)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0% (1)		$164,678,596

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Fair valued securities represent a total market value of $7,212,500 which represents 4.4% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.

(3)	Non-income producing

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Assets & Liabilities (Unaudited)
May 31, 2008

Assets
Investments at value (cost $213,765,064)	$216,664,213
Deferred tax asset	7,009,739
Interest receivable	21,851
Distribution receivable	29,014
Prepaid expenses and other assets	40,854

Total assets	223,765,671

Liabilities
Payable to Advisor	56,274
Payable for investments purchased	3,824,049
Distributions payable to common stockholders	3,009,176
Short-term borrowings	45,000,000
Accrued interest expense	362,552
Accrued offering expense	150,000
Accrued expenses and other liabilities	88,182
Other payables	3,466,745
Deferred tax liability	3,130,097

Total liabilities	59,087,075

Net assets applicable to common stockholders	$164,678,596

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 9,462,817 shares issued and outstanding (12,500,000 shares authorized)	$9,463
Additional paid-in capital	170,999,075
Accumulated net investment loss, net of income taxes	(562,905)
Accumulated realized loss, net of income taxes	(7,564,510)
Net unrealized gain on investments, net of income taxes	1,797,473

Net assets applicable to common stockholders	$164,678,596

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$17.40

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Operations (Unaudited)
Period from December 1, 2007 through May 31, 2008

Investment Income
Distributions received from master limited partnerships (net of foreign taxes withheld of $23,284)	$5,853,282
Less: return of capital on distributions	(5,464,794)

Distribution income from master limited partnerships	388,488
Dividends from common stock	131,943
Other income	155,405
Dividends from short-term investments	91,019

Total Investment Income	766,855

Expenses
Advisory fees	1,138,807
Offering expense	150,000
Professional fees	81,391
Administrator fees	53,657
Trustees’ fees	47,166
Reports to stockholders	31,609
Custodian fees and expenses	27,075
Fund accounting fees	19,277
Registration fees	18,300
Transfer agent fees	6,617
Other expenses	33,291

Total Expenses before Interest and Dividend Expense	1,607,190

Interest expense	347,035
Dividend expense	8,017

Total Expenses	1,962,242
Less expense reimbursement by Advisor	(215,798)

Net Expenses	1,746,444

Net Investment Loss, before tax benefit	(979,589)
Total tax benefit	372,244

Net Investment Loss	(607,345)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before deferred tax benefit	(11,320,528)
Deferred tax benefit	4,301,800

Net realized loss on investments	(7,018,728)

Net unrealized appreciation of investments	10,389,610
Deferred tax expense	(3,948,051)

Net unrealized appreciation of investments	6,441,559

Net Realized and Unrealized Loss on Investments	(577,169)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,184,514)

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Changes in Net Assets

	Period from	Period from
	December 1, 2007	August 27, 2007(1)
	through	through
	May 31, 2008	November 30, 2007

	(Unaudited)

Operations
Net investment income (loss)	$(607,345)	$44,440
Net realized loss on investments	(7,018,728)	(545,782)
Net unrealized appreciation (depreciation) of investments	6,441,559	(4,644,086)

Net decrease in net assets applicable to common stockholders resulting from operations	(1,184,514)	(5,145,428)

Dividends and Distributions to Common Stockholders
Return of capital	(5,714,544)	(2,626,571)

Total dividends and distributions to common stockholders	(5,714,544)	(2,626,571)

Capital Share Transactions
Proceeds from initial public offering of 8,755,236 common shares	—	174,750,000
Proceeds from secondary offering of 707,581 common shares	12,474,653	—
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(7,875,000)

Net increase in net assets, applicable to common stockholders, from capital share transactions	12,474,653	166,875,000

Total increase in net assets applicable to common stockholders	5,575,595	159,103,001
Net Assets
Beginning of period	159,103,001	—

End of period	$164,678,596	$159,103,001

Accumulated net investment income (loss) at the end of the period	$(562,905)	$44,440

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Cash Flows (Unaudited)
Period from December 1, 2007 through May 31, 2008

Cash Flows from Operating Activities
Decrease in net assets applicable to common stockholders resulting from operations	$(1,184,514)
Adjustments to reconcile
Net change in unrealized gain	(10,389,610)
Changes in operating assets and liabilities
Purchases of investments, at market	(105,866,816)
Sales of investments, at market	51,244,635
Return of capital on distributions	2,253,614
Net realized losses on sales of investments	(10,186,002)
Net purchases of short-term investments	(6,268,196)
Deferred tax asset	(2,954,489)
Receivable from Advisor	—
Receivable for investments sold	8,713,987
Interest receivable	16,490
Distribution receivable	(29,014)
Other assets	(4,301)
Proceeds from investments sold short, at market	(64,537,735)
Purchases to cover investments sold short, at market	77,465,488
Net realized losses on investments sold short	(1,134,526)
Payable to Advisor	143,208
Payable for investments purchased	(12,230,156)
Dividend payable	382,605
Dividend payable on short positions	(225,798)
Other payables	3,462,393
Accrued expenses	427,530
Deferred tax liability	2,228,496

Net cash used in operating activities	(68,672,711)

Cash Flows from Financing Activities
Capital Stock	708
Additional paid-in capital	6,759,401
Proceeds from borrowing facility	40,000,000

Net cash provided by financing activities	46,760,109

Net increase in cash	(21,912,602)
Cash — beginning of period	21,912,602

Cash — end of period	$—

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Financial Highlights

	Period from	Period from
	December 1, 2007	August 27, 2007(1)
	through	through
	May 31, 2008	November 30, 2007

	(Unaudited)

Per Common Share Data(2)
Public offering price	$18.17	$20.00
Underwriting discounts and offering costs on issuance of common shares	—	(0.94)
Income from Investment Operations:
Net investment income	0.56	0.30
Net realized and unrealized loss on investments	(0.70)	(0.89)

Total decrease from investment operations	(0.14)	(0.59)

Less Dividends to Common Stockholders:
Net investment income	—	—
Return of capital	(0.63)	(0.30)

Total dividends to common stockholders	(0.63)	(0.30)

Net Asset Value, end of period	$17.40	$18.17

Per common share market value, end of period	$17.68	$16.71
Total Investment Return Based on Market Value(3)	9.88%	(14.84)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$164,679	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	1.60%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	1.32%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)(6)	2.54%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)(6)	2.26%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	(1.55)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	(1.27)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	(0.61)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	(0.33)%	7.39%
Portfolio turnover rate	30.06%	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2007 through May 31, 2008, the Company accrued $725,993 in net current and deferred tax benefit. For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net current and deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Notes to Financial Statements
May 31, 2008 (Unaudited)

1.	Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end management investment Company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Investment Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100 percent of the current market value of the securities sold short.

C.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a high cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

For the period from December 1, 2007 through May 31, 2008, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund had estimated approximately 10 percent as investment income and approximately 90 percent as return of capital.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $197,000 or $0.021 per share ($122,000 or $0.013 per share, net of deferred tax expense); an increase of approximately $46,000 or $0.005 per share ($29,000 or $0.003 per share, net of deferred tax benefit) in unrealized appreciation of investments; and an increase in realized gains of approximately $151,000 or $0.016 per share ($94,000 or $0.010 per share, net of deferred tax benefit) for the period from December 1, 2007 through May 31, 2008.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2008, the Fund’s dividends and distributions for book purposes were expected to be comprised of 100 percent return of capital. For the year ended November 30, 2007, the Company’s dividends, for tax purposes, were comprised of approximately 1.7 percent qualified dividend income and 98.3 percent return of capital. The tax character of distributions paid for the period ended May 31, 2008 will be determined subsequent to November 30, 2008.

E.	Federal Income Taxation
The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Management expects to realize the full benefit of the deferred tax asset.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. These activities are reported in the accompanying Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the accompanying Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.	Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. FIN 48 was effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Fund has evaluated the application of FIN 48 and determined that it does not have a material impact on the financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

3.	Concentration of Risk

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements

The Fund has entered into an Investment Management Agreement with the Advisor. Under the terms of the agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Investment Advisor to the Fund. The Investment Advisor is reimbursing the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly managed assets. The Investment Advisor is not obligated to do so, however, and reimbursement may be discontinued at any time. The Advisor earned $1,138,807 in management fees for the period ended May 31, 2008, of which $215,798 was waived by the Advisor.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08 percent of the first $100,000,000 of the Fund’s managed assets, 0.05 percent on the next $200,000,000 of managed assets and 0.04 percent on the balance of the Fund’s managed assets.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Fund’s daily market value.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2008, are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,010,999
Capital loss carryforward	4,395,720
Unrealized loss on investment securities	603,020

7,009,739
Deferred tax liabilities:
Basis reduction of investment in MLPs	3,130,097

Total net deferred tax asset	$3,879,642

For the period from December 31, 2007 to May 31, 2008, the components of income tax benefit include $637,816 and $88,177 for deferred federal and state income tax benefit, respectively. For the period ended May 31, 2008, the Fund had a net operating loss of approximately $4,914,000 and a capital loss of approximately $10,687,000 for federal income tax purposes. For the period ended November 30, 2007, the Fund had a net operating loss of approximately $378,000 and a capital loss of approximately $880,000 for federal income tax purposes. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, none of the capital loss was used to offset investment income. This capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30,

2012. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2008, as follows:

Application of statutory income tax rate	$(668,678)
State income taxes	(57,315)

Total	$(725,993)

At May 31, 2008, the Fund did not record a valuation allowance against its deferred tax assets, because the Fund believes it is more likely than not that the Fund will realize its deferred tax asset.

At May 31, 2008, the cost basis of investments for federal income tax purposes was $210,463,848, and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,480,067
Gross unrealized depreciation	(5,679,370)

Net unrealized appreciation	$5,800,697

The Fund files a U.S. tax return. No income tax returns are currently under examination. The statute of limitations of the Fund’s tax return remains open for the years ended November 30, 2007 through November 30, 2010.

6.	Fair Value Measurements

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	5/31/2008	(Level 1)	(Level 2)	(Level 3)

Investments	$216,664,213	$209,451,713	$7,212,500	$—

7.	Restricted Securities

Certain of the Fund’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Trustees and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise at May 31, 2008.

						Value as
		Number of	Acquisition	Acquisition	Value	Percent of
Investment Security		Units	Date	Cost	per unit	Net Assets

Crosstex Energy, L.P.	Common Units	250,000	04/09/2008	$7,500,000	$28.85	4.4%

8.	Investment Transactions

For the period ended May 31, 2008, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $105,866,816 and $51,244,635 (excluding short-term debt securities), respectively.

9.	Common Stock

The Fund has 12,500,000 shares of capital stock authorized and 9,462,817 shares outstanding at May 31, 2008. Transactions in common stock for the year ended November 30, 2007 and the period ended May 31, 2008 were as follows:

Shares sold through initial offering	8,755,236

Shares at November 30, 2007	8,755,236
Shares sold through secondary offering	707,581

Shares at May 31, 2008	9,462,817

10.	Borrowing Facilities

The Fund entered into a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR) plus 0.30 percent. Proceeds from the margin account arrangement were used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2008 was approximately $22,700,000 and 3.52 percent, respectively. At May 31, 2008, the principal balance outstanding was $45,000,000.

The Cushing MLP Total Return Fund
Additional Information (Unaudited)
May 31, 2008

Director and Officer Compensation

The Fund does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2008, the aggregate compensation paid by the Fund to the independent directors was $49,500. The Fund did not pay any special compensation to any of its directors or officers.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Mark W. Fordyce
Chief Financial Officer, Principal Accounting Officer, Treasurer, and Secretary

Brian D. Watson
Vice President and Assistant Treasurer

INVESTMENT ADVISOR
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, TX 75219

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

STOCK SYMBOL
Listed NYSE Symbol: SRV

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Brian Bruce, Mr. Ronald Trout and Mr. Edward McMillan.
Item 6. Schedule of Investments.
The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Portfolio Managers
     Management of the registrant’s portfolio is the responsibility of Jerry V. Swank and Brian D. Watson, both of whom are managers of the Adviser.
(a)(1) The following table provides biographical information about each manager as of the date of this filing:

Positions(s) Held
	With Registrant and Length of	Principal Occupation
Name	Time Served	During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser.

Positions(s) Held
	With Registrant and Length of	Principal Occupation
Name	Time Served	During Past Five Years

Brian D. Watson	Vice President and Assistant Treasurer since 2007.	Portfolio manager of the Investment Advisor (2005 to present); Senior Research Associate, RBC Capital Markets (2002-2005).
(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of May 31, 2008:

			Number of Accounts	Total Assets of
	Number	Total Assets of	Paying a	Accounts Paying a
Name of Manager	of Accounts	Accounts	Performance Fee	Performance Fee

Jerry V. Swank
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$1,057,000,000	3	$1,005,000,000
Other accounts	0	$0	0	$0
Brian D. Watson
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$35,000,000	1	$15,000,000
Other accounts	1	$186,000,000	1	$186,000,000
(iv) Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the affiliated funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.
     The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company.
     The Investment Adviser manages several private managed accounts (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.
     The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.
     When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.
     The Fund’s investment opportunities may be limited by investment opportunities in the MLPs and other natural resource companies that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the

Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.
(a)(3) As of May 31, 2008:
Compensation
     Messrs. Swank and Watson are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Mr. Watson is compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as his work ethic, seniority, the appreciation of assets in the Fund and other accounts he manages, or any other factors the Investment Adviser determines contribute to Client goals and the long-term success of the Investment Adviser (which structure and method of compensation apply equally to any Other Accounts managed by Mr. Watson). Some of the other accounts managed by Messrs. Swank and Watson, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
(a)(4) As of May 31, 2008:
Securities Beneficially Owned in the Registrant by Portfolio Managers
     The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers:

Aggregate Dollar Range of
Beneficial Ownership
Portfolio Manager	in the Registrant
Jerry V. Swank	$100,001 — 500,000
Brian D. Watson	$0 — 10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs
Month #1 12/1/07-12/31/08	0	0	0	0
Month #2 1/1/08-1/31/08	0	0	0	0
Month #3 2/1/08-2/29/08	0	0	0	0
Month #4 3/1/08-3/31/08	0	0	0	0
Month #5 4/1/08-4/30/08	0	0	0	0
Month #6 5/1/08-5/31/08	0	0	0	0
Total

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	July 31, 2008
      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	July 31, 2008

By (Signature and Title)	/s/ Mark Fordyce
Mark Fordyce, Chief Financial Officer, Principal Accounting Officer, Treasurer & Secretary

Date	July 31, 2008